EXHIBIT 11.01



                        INFORMATION STORAGE DEVICES, INC.

                 Statement of Computation of Earnings Per Share

                    (in thousands, except per share amounts)







                                         Nine Months Ended
                                         ------------------
                                         9/28/96   9/30/95
                                         --------  --------

Net income (loss)                        ($7,528)   $4,132
                                         ========  =======

Weighted average common stock              9,867     7,606
outstanding

Common stock equivalents:

       Stock options                          --       777

       Warrants                               --        53
                                         --------  --------

Total shares used in computing net         9,867     8,436
income (loss) per share
                                         --------  --------

Net income (loss) per share              ($        $
                                            .76)       .49
                                         --------  --------